UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2003

                             ALIGN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-32259                94-3267295
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

821 Martin Avenue, Santa Clara, California                        95050
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (408) 470-1000

                                 Not applicable
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          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

Exhibit No.                           Description
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   99.1          Press Release of Align Technology, Inc. dated July 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12 - Results of Operations and Financial Condition)

      On July 24, 2003, Align Technology, Inc. ("Align") is issuing a press release and holding a conference call regarding its financial results for the second quarter of fiscal 2003 ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2003                Align Technology, INC.



                                    By: /s/ Eldon M. Bullington
                                        ----------------------------------------
                                        Eldon M. Bullington
                                        Vice President of Finance and
                                        Chief Financial Officer
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                                INDEX TO EXHIBITS

Exhibit No.                             Description
-----------      ---------------------------------------------------------------
   99.1          Press Release of Align Technology, Inc. dated July 24, 2003